1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALDRICH LAW FIRM, LTD. JOHN P. ALDRICH 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Telephone: (702) 853-5490 Facsimile: (702) 227-1975 DISTRICT COURT CLARK COUNTY, NEVADA GIRARD DEPOTI, Derivatively on Behalf of CV SCIENCES, INC., Plaintiff, vs. JOSEPH DOWLING, MICHAEL J. MONA, JR., MICHAEL J. MONA, III, GARY R. SLIGAR, and JAMES A. MCNULTY, Defendants, – and – CV SCIENCES, INC., Nominal Party. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. A-18-782513-C STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement (“Stipulation”), dated July 28, 2022, is made and entered into by and among the following Parties (as defined herein), by and through their respective counsel of record: (1) plaintiffs Girard Depoti, Richard Tarangelo, John Radcliffe, David Francis, David Menna, and Phillip Berry (on behalf of themselves and derivatively on behalf of CV Sciences) (collectively “Plaintiffs”); (2) nominal defendant CV Sciences, Inc. (“CV Sciences”, “CVSI,” the “Company,” or the “Nominal Defendant”); and (3) individual defendants Joseph Dowling, Michael J. Mona, Jr., Michael J. Mona III, Gary R. Sligar, James A. McNulty, Stephen M. Schmitz, Bart P. Mackay, Larry Raskin, Edward A. Wilson, Beth Altman, Paul Blake, Terri Funk Graham, and Joseph Maroon, (collectively, the “Individual Defendants,” and together with CV

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Sciences and Plaintiffs, the “Settling Parties”). This Stipulation is intended by the Settling Parties to settle (1) the above-captioned stockholder derivative action (the “Depoti Action”) as well as (2) Radcliffe v. Dowling, et al., Case No. A-19-794377-B (Nev. Dist. Ct.-Clark Cty.) (the “Radcliffe Action”); (3) Tarangelo v. Mona, Jr., et al., Case No. A-19-789153-B (Nev. Dist. Ct.-Clark Cty.) (the “Tarangelo Action”); (4) Francis v. Mona, Jr., et al., Case No. 2:18-cv-02284-GMN-NJK (D. Nev.) (the “Francis Action”); (5) Berry v. Dowling, et al., Case No. 3:20-CV-01072-AJB-DEB (S.D. Cal.); (the “Berry Action”); and (6) Menna v. Dowling, et al., Case No. 37-2021 -00019613- CU-SL-CTL (San Diego Sup. Ct.) (the “Menna Action”), and to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined below), subject to the terms and conditions set forth herein. I. FACTUAL AND PROCEDURAL BACKGROUND A. Factual Background Plaintiffs, on behalf of CV Sciences, brought the respective Derivative Actions (defined below) purportedly to remedy, among other things, alleged breaches of fiduciary duty against current and former directors and officers of CV Sciences. According to its public filings, CV Sciences has two business divisions: pharmaceuticals and consumer products. The pharmaceutical division develops “synthetically-formulated cannabidiol- based medicine,” while the consumer products division “delivers botanical-based cannabidiol products that enhance quality of life.” The Company’s chief pharmaceutical product is or was at the relevant times identified as CVSI-007, a chewing gum product that combines cannabidiol and nicotine in treatment of smokeless tobacco use and addiction. The Company described CVSI-007 as its “lead drug candidate” with a market that has been estimated at “greater than $2 billion.” The Derivative Actions allege that on May 16, 2016, certain of the Individual Defendants caused the Company to file a patent application with the US Patent Trademark Office (“USPTO”) for CVSI-007, titled “Pharmaceutical Formulations Containing Cannabidiol and Nicotine For Treating Smokeless Tobacco Addiction.” On February 7, 2017, the Individual Defendants caused the

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Company to file a continuing patent application under the same title, Patent #15/426,617 (the “Patent Application”). On April 27, 2017, the USPTO issued a non-final rejection on the Company’s Patent Application and mailed CVSI a letter regarding the non-final rejection of the Patent Application on June 6, 2017. All of the Derivative Actions allege that on December 14, 2017, the USPTO issued a “final” rejection on the Company’s Patent Application and mailed CVSI a letter regarding the final rejection of the Patent Application on December 20, 2017. On August 20, 2018, Citron Research published a tweet alleging that the Individual Defendants failed to disclose the December 14, 2017 “final” rejection of the Patent Application. The Derivative Actions allege that upon publication of the tweet, CV Sciences stock “plunged” over 63%, from $9.20 to $3.40. B. Procedural History i. The Depoti Action The Depoti Action was commenced on October 10, 2018. The Court granted the parties’ Stipulation Concerning a Stay of the Depoti Action, which stayed the Depoti Action through the close of fact discovery in the related Securities Class Action1 and included a provision for shared discovery. During the course of the stay, the defendants reproduced copies of documents produced in the Securities Class Action to plaintiff. The Court has subsequently granted extensions of the stay to permit the parties an opportunity to explore a resolution of the Depoti Action. ii. The Radcliffe Action The Radcliffe Action was filed on May 7, 2019. On February 7, 2020, defendants Michael Mona, III and Michael Mona, Jr. filed an answer to the complaint. On February 24, 2020, the parties filed a Stipulation Regarding Schedule, which the court approved on February 28, 2020, extending the time for the remaining defendants to respond to the complaint. On April 29, 2020, July 7, 2020, and September 4, 2020, the court approved further extensions of time to respond to allow for the 1 “Securities Class Action” refers to a related federal securities class action, captioned In re CV Sciences, Inc. Securities Litigation, No. 2:18-cv-01602-JAD-BNW (D. Nev.)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 parties to explore resolution of the action. On September 22, 2020, the court granted the parties' Stipulation Concerning a Stay of the Radcliffe Action, which stayed the Radcliffe Action through the close of fact discovery in the related Securities Class Action and included a provision for shared discovery. During the course of the stay, the defendants reproduced copies of documents produced in the Securities Class Action to plaintiff. The parties stipulated to further stays upon extensions of fact discovery in the Securities Class Action, which the court granted on December 22, 2020, April 30, 2021, August 18, 2021, October 11, 2021, February 2, 2022. On April 18, 2022, the remaining defendants (other than the Mona defendants) filed a motion to dismiss. On May 4, 2022, the court approved the parties' stipulation to extend the hearing and briefing schedule on the motion to dismiss. iii. The Tarangelo Action On February 11, 2019, the Tarangelo Action was filed. On March 19, 2019, the parties filed a Stipulation Concerning a Stay of the Tarangelo Action, which stayed the Tarangelo Action until the close of fact discovery in the related Securities Class Action and included a provision for shared discovery. During the course of the stay, the defendants reproduced copies of documents produced in the Securities Class Action to plaintiff. Subsequent orders by the court have extended the stay in the Tarangelo Action. iv. The Francis Action The Francis Action was filed on November 30, 2018. Plaintiff filed an amended complaint on December 3, 2018. On February 19, 2019, the parties to the Francis Action filed a Stipulation and [Proposed] Order Concerning a Stay of the Francis Action whereby the parties agreed to stay the Francis Action until the close of fact discovery in either of two related putative class actions, including the Securities Class Action, and another action captioned In re CannaVEST Corp. Securities Litigation, Case No. 14-cv-02900, pending in the United States District Court, Southern District of New York (the “New York Action”). On March 6, 2019, the Court granted the stipulation, which included a provision for shared discovery. During the course of the stay, the defendants reproduced

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 copies of documents produced in the Securities Class Action to plaintiff. On June 8, 2021, the parties to the Francis Action submitted another stipulation regarding the stay, informing the Court that the New York Action was voluntarily dismissed in July 2019, and the parties to the Francis Action sought to extend the stay until August 11, 2021, as they engaged in settlement discussions and shared certain discovery from the Securities Class Action. The Court granted the stipulation on June 11, 2021. Thereafter, the parties to the Francis Action extended the stay of proceedings. On April 4, 2022, the parties to the Francis Action filed a Stipulation and [Proposed] Order seeking to extend a stay of proceedings in light of certain settlement discussions, which Court granted on April 6, 2022, extending the stay until June 6, 2022. v. The Berry Action On April 22, 2020, Plaintiff Berry made a formal litigation demand on the Board. Specifically, Plaintiff Berry demanded that the Board: (i) undertake an independent investigation of the CV Sciences officers (and others who may be similarly liable) for alleged violations of state and federal law; and (ii) cause CV Sciences to file a complaint for breach of fiduciary duty of care, breach of fiduciary duty of loyalty, and aiding and abetting breaches of fiduciary duties, contribution and indemnification against Defendants Dowling, Mona Jr., and Mona III (and others who may be similarly liable). Plaintiff Berry further demanded that the Board take a series of additional remedial actions, including terminating certain executive officers and returning to the Company the Board’s compensation paid during the time they were allegedly in breach of their fiduciary duties. On May 4, 2020, counsel for the Board responded by letter and indicated that no further action would be taken in response to Plaintiff’s Berry’s demand. Plaintiff Berry commenced the Berry Action in the U.S. District Court for the Southern District of California on June 11, 2020 (3:20-cv- 01072-JM-MDD), accordingly. Defendants filed both a motion to dismiss the Berry Action and a motion to stay the Berry Action on August 31, 2020, which were both opposed by Plaintiff Berry and fully briefed. On May 14, 2021, the Court entered an order denying Defendants’ motion to dismiss without prejudice and staying the Berry Action pending resolution of the Securities Class Action.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 vi. The Menna Action On October 16, 2020, CV Sciences shareholder David Menna (“Menna”) served a books and records demand on the Board pursuant to 8 Del. C. § 220, requesting, among other things, Board materials concerning CVSI-007 and the Patent, purportedly in order to investigate wrongdoing, mismanagement and breaches of fiduciary duty (the “220 Demand”). By letter dated October 22, 2020, counsel for CVSI rejected the 220 Demand and declined to produce any books or records. The basis of CVSI’s rejection was the lack of a “credible basis” to support the inspection demand, as the Patent Application had, by that time, been formally granted by the USPTO. On November 24, 2020, Menna filed an action in the Delaware Court of Chancery to enforce the 220 Demand. Menna v. CV Sciences, Inc., C.A. No. 2020-1010 (Del. Ch.) (the “220 Action”). Ultimately, Menna and the Company entered into a Confidentiality and Non-Disclosure Agreement governing the production of documents (the “220 Production”). The 220 Production included documents produced to plaintiffs in the related Securities Class Action. On April 21, 2021, Menna filed a shareholder derivative complaint in the Superior Court of the State of California, County of San Diego. Menna v. Dowling, et al., Case No. 37-2021 -00019613-CU-SL-CTL (San Diego Sup. Ct.) (the “Menna Action”). vii. Settlement Efforts in the Derivative Actions In July 2020, Plaintiffs sent a comprehensive settlement demand to counsel for the Defendants, which Defendants responded thereto; however, the Settling Parties were unable to reach agreement at that time. At the end of 2021, the Settling Parties re-engaged in good faith settlement negotiations, both in writing and telephonically, which included exchanging various drafts of proposed corporate governance reforms, until they reached an agreement in principle to settle the Derivative Actions. II. PLAINTIFFS’ CLAIMS, AND THE BENEFIT OF SETTLEMENT Plaintiffs’ Counsel conducted investigations relating to the claims and the underlying events alleged in the Derivative Actions, including, but not limited to: (1) reviewing and analyzing the Company’s public filings with the SEC, press releases, announcements, transcripts of investor

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 conference calls, and news articles; (2) reviewing confidential non-public documents produced pursuant to 8 Del. C. § 220 and in the related Securities Class Action; (3) researching and drafting the complaints filed in the Derivative Actions; (4) researching applicable law with respect to the claims in the Derivative Actions and the potential defenses thereto; (5) researching corporate governance issues and oversight best practices generally and among CV Sciences’ peer corporations; (6) preparing extensive settlement demands; and (7) engaging in extensive settlement discussions with Defendants’ Counsel. Plaintiffs believe that the claims asserted in the Derivative Actions have merit. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of Plaintiffs’ own allegations, and in light of the benefits of the Settlement, as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiffs have concluded that it is desirable that the Derivative Actions be fully and finally settled and satisfied in the manner, and upon the terms and conditions, set forth in this Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Actions against the Defendants through trials and possible appeals. Plaintiffs’ Counsel has also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Based on Plaintiffs’ Counsel’s review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable and adequate; confers substantial benefits upon CV Sciences and its stockholders; and would serve the best interests of CV Sciences and its stockholders. III. DEFENDANTS’ DENIAL OF WRONGDOING The Defendants dispute the allegations in the Derivative Actions. Defendants state that minute- by-minute data indicates that nearly the entirety of the decrease in the Company’s stock on August 20, 2018 occurred prior to Citron Research’s tweet. Defendants also state that Citron Research’s tweet consisted exclusively of publicly available information from a screenshot of the USPTO’s website,

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 which Citron Research embellished and restated in a misleading fashion for the ostensible goal of purposefully decreasing the Company’s share price as part of a short-selling scheme. Citron Research has since been investigated by the Federal Bureau of Investigation (FBI) for its short-selling practices. In February 2022, the FBI raided the home of Citron Research’s founder and seized computers and other information as part of its investigation. Defendants also assert that it is well-understood among patent practitioners and the USPTO that a “final rejection” or other “office action” does not mean a patent application is no longer “pending” or viable, as many such applications result in issued patents. The patent application process does not end with an initial or even final rejection. Interviews and amendments after such actions play an extremely significant role in generating patents. The Defendants enter into this Stipulation without in any way acknowledging any fault, liability, or wrongdoing of any kind. The Defendants have denied and continue to deny vigorously each and all of the claims and contentions alleged in the Derivative Actions and assert that all claims and contentions alleged in the Derivative Actions are completely without merit. The Individual Defendants assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of the Company and its stockholders. Further, the Individual Defendants assert that all of the statements alleged in the Derivative Actions were true and non- actionable, particularly in light of Defendants’ success in obtaining approval by the USPTO of the Patent Application. Finally, Defendants assert that various of the Derivative Actions would have been stayed or consolidated (like the Berry Action was stayed) as there was no reason for the filing of multiple duplicative derivative actions, and that any judgment in its favor would have constituted res judicata in the other Derivative Actions. The Individual Defendants are entering into the Stipulation solely because the Settlement would eliminate the burden, expense, and uncertainties inherent in further litigation. The Individual Defendants believe that the settlement of the Derivative Actions on the terms provided for in this Stipulation is fair, reasonable, and adequate based upon the terms and procedures outlined herein. CV Sciences acknowledges that the plaintiffs’ pursuit of the Derivative Actions, and subsequent resolution efforts were, in the aggregate, a contributing cause in the Company’s

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 implementation of the reforms described in Exhibit A and that the settlement confers substantial benefits on the Company and its stockholders. 2 IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT Plaintiffs, the Individual Defendants, and CV Sciences, by and through their respective counsel or attorneys of record, hereby stipulate and agree that, subject to approval by the Court, in consideration of the benefits flowing to the Settling Parties hereto the sufficiency of which are hereby acknowledged, the Derivative Actions and all of the Released Claims shall be fully, finally, and forever satisfied, compromised, settled, released, discharged, and dismissed with prejudice, upon the terms and subject to the conditions set forth herein as follows: 1. DEFINITIONS As used in this Stipulation, the following terms have the meaning specified below. 1.1. The “Depoti Action” shall have the meaning set forth above. 1.2. “Board” means the Board of Directors of the Company. 1.3. “Court” means the District Court for Clark County, Nevada. 1.4. The terms “Company,” “CV Sciences,” “CVSI,” or “Nominal Defendant” as defined above and used herein include all of the Company’s subsidiaries, predecessors, successors, affiliates, officers, directors, employees, and agents. 1.5. “Defendants” mean, collectively, the Individual Defendants and Nominal Defendant CV Sciences, Inc. 1.6. “Defendants’ Counsel” means Procopio, Cory, Hargreaves & Savitch LLP. 1.7. “Defendants’ Released Claims” means collectively all actions, suits, claims, demands, rights, liabilities, and causes of action of every nature and description whatsoever, including both known claims and Unknown Claims, asserted or that might have been asserted in any forum by 2 The descriptions of Plaintiffs’ and Defendants positions in Sections II & III above were drafted by the respective parties and are expressly not adopted by the other party. The descriptions set forth in these sections are not to be construed as an admission of any kind, and shall not be used against any party in any motion, including but not limited to any motion for attorneys’ fees or other costs or expenses.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Defendants’ Released Persons against Plaintiffs’ Released Persons, which arise out of, are based on, or relate in any way, directly or indirectly, to the institution, prosecution, or settlement of the Derivative Actions; provided, however, that “Defendants’ Released Claims” shall not include any claims to enforce the Settlement nor any claims to enforce any confidentiality, nondisclosure, or other agreements previously entered into by Defendants, Plaintiffs, and/or their respective counsel. 1.8. “Defendants’ Released Persons” mean each of the Defendants, Defendants’ Counsel, and, to the maximum extent permitted by law, each of their immediate family members, spouses, heirs, executors, estates, administrators, trustees, assigns, and any trusts in which Defendants, or any of them, are settlors, or which are for the benefit of any Defendants and/or members of his or her immediate family; any entity in which a Defendant, and/or members of his family has a controlling interest; each of the Defendants’ present and former attorneys, legal representatives, and assigns in connection with the Depoti Action; Defendants’ insurers; and all of the Company’s present and former directors and officers, agents, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, and divisions. 1.9. “Derivative Actions” means, collectively: (1) the Depoti Action; (2) the Radcliffe Action; (3) the Tarangelo Action; (4) the Francis Action; (5) the Berry Action; and (6) the Menna Action. 1.10. “Effective Date” means the first date by which all of the events and conditions specified in Paragraph 6.1 herein have been met and have occurred 1.11. “Escrow Account” means an interest-bearing escrow account to be established and maintained by The Weiser Law Firm, P.C., as receiving agent for Plaintiffs’ Counsel, for the purpose of payment of the Fee and Expense Amount, as provided in Paragraphs 5.1-5.2 of this Stipulation. 1.12. “Execution Date” means the date this Stipulation has been signed by all the signatories through their respective counsel. 1.13. “Fee and Expense Amount” means the sum to be paid to Plaintiffs’ Counsel for their attorneys’ fees and expenses, detailed in Paragraph 5.1-5.2 herein, subject to Court approval.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.14. “Final” means the date when the Order and Final Judgment has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Depoti Action; (2) an appeal has been filed and the court of appeals has either affirmed the judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Order and Final Judgment or affirmed the court of appeals’ decision affirming the judgment or dismissing the appeal. 1.15. “Individual Defendants” shall have the meaning set forth above. 1.16. “Notice to CV Sciences Stockholders” or “Notice” means the Notice of Proposed Settlement, substantially in the form of Exhibit C attached hereto. 1.17. “Order and Final Judgment” means the [Proposed] Order and Final Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E. 1.18. “Party” or “Parties” mean, collectively, each of the Plaintiffs, each of the Individual Defendants, and Nominal Defendant CV Sciences. 1.19. “Person” or “Persons” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and their spouses, heirs, predecessors, successors, representatives, or assignees. 1.20. “Plaintiffs” shall have the meaning set forth above. 1.21. “Plaintiffs’ Counsel” means, collectively, (1) The Weiser Law Firm, P.C.; (2) Robbins LLP; (3) The Brown Law Firm, P.C.; (4) Johnson Fistel LLP; (5) Hynes & Hernandez LLC; (6) Bragar, Eagel & Squire, P.C.; and (7) Rigrodsky Law P.A.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.22. “Plaintiffs’ Released Claims” means all actions, suits, claims, demands, rights, liabilities, and causes of action of every nature, and description whatsoever, including both known claims or Unknown Claims, that have been, could have been, or in the future can or might be asserted in any federal, state or foreign court, tribunal, forum or proceeding by CV Sciences, Plaintiffs’ Released Persons individually or derivatively, or any current or former CV Sciences stockholder derivatively on behalf of CV Sciences, against any of Defendants’ Released Persons, based upon, arising out of, or related in any way to any of the allegations, facts, transactions, events, occurrences, acts, disclosures, statements, representations, omissions, or failures to act relating to all matters involved, set forth, referred to, or alleged in any complaint(s) filed in the Derivative Actions; provided however, that “Released Claims” shall not include any claims to enforce the Settlement. 1.23. “Plaintiffs’ Released Persons” mean Plaintiffs, Plaintiffs’ Counsel and each of their immediate family members, spouses, heirs, executors, administrators, successors, trustees, attorneys, personal or legal representatives, advisors, estates, assigns, and agents thereof. 1.24. “Preliminary Approval Order” means the [Proposed] Order Preliminarily Approving Settlement to be entered by the Court, substantially in the form of Exhibit B attached hereto, including, inter alia, preliminarily approving the terms and conditions of the Settlement as set forth in this Stipulation, directing that Notice and Summary Notice be provided to CV Sciences stockholders, and scheduling a Settlement Hearing to consider whether the Settlement and the Fee and Expense Amount should be finally approved. 1.25. “Released Claims” means Defendants’ Released Claims and Plaintiffs’ Released Claims. 1.26. “Released Parties” means Defendants’ Released Persons and Plaintiffs’ Released Persons. 1.27. “Settlement” means the settlement documented in this Stipulation. 1.28. “Settlement Hearing” means a hearing by the Court to review this Stipulation and determine: (i) whether to enter the Order and Final Judgment; and (ii) all other matters related to the Settlement that are properly before the Court.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.29. “Stipulation” shall have the meaning set forth above. 1.30. “Summary Notice” means the Summary Notice of Proposed Settlement substantially in the form of Exhibit D attached hereto. 1.31. “Unknown Claims” means any of Plaintiffs’ Released Claims and Defendants’ Released Claims that any Party does not know or suspect exists in his, her, or its favor at the time of the Settlement, including, without limitation, those claims which, if known, might have affected the decision to enter into, or not object to, this Settlement. The Settling Parties expressly waive, relinquish, and release any and all provisions, rights, and benefits conferred by or under section 1542 of the California Civil Code (“§ 1542”) or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to Plaintiffs’ Released Claims and Defendants’ Released Claims in the Settlement, as the case may be, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Plaintiffs’ Released Claims and Defendants’ Released Claims that are known or unknown, suspected or unsuspected, contingent or absolute, apparent or unapparent, which do not exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of the Stipulation of which this release is a part. 2. Consideration 2.1. The Board has agreed to adopt the corporate governance measures set forth in Exhibit A (the “Reforms”). CV Sciences shall maintain the Reforms for at least three (3) years after

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 implementation. 2.2. CV Sciences acknowledges that the Plaintiffs’ pursuit of the Derivative Actions, and subsequent resolution efforts were, in the aggregate, a contributing cause in the Company’s implementation of the reforms described in Exhibit A and that the settlement confers substantial benefits on the Company and its stockholders. 3. Procedure for Implementing the Settlement 3.1. Within five (5) business days after the Execution Date of this Stipulation, Plaintiffs shall submit this Stipulation, together with its exhibits, to the Court and apply for entry of an Order substantially in the form of Exhibit B attached hereto (the “Preliminary Approval Order”), requesting, inter alia: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the method of providing notice of the proposed Settlement to Current CV Sciences Stockholders; (iii) approval of the forms of notice substantially in the form of Exhibits C & D attached hereto; and (iv) a date for the Settlement Hearing. 3.2. CV Sciences shall undertake the administrative responsibility for giving notice to Current CV Sciences Shareholders and shall be solely responsible for paying the costs and expenses related to providing such notice to Current CV Sciences Shareholders as described in this paragraph. Within fourteen (14) business days after the Court’s entry of the Preliminary Approval Order, CV Sciences shall publish the Notice via a press release, shall file a Current Report on Form 8-K with the SEC attaching the Notice, and shall post the Notice, together with this Stipulation, on the “Investors” section of its website. Also within fourteen (14) business days after the Court’s entry of the Preliminary Approval Order, CV Sciences shall publish the Summary Notice one time in the national editions of Investor’s Business Daily. The Settling Parties believe the content of the Notice and the manner of the notice procedures set forth in this paragraph constitute adequate and reasonable notice to Current CV Sciences Stockholders pursuant to applicable law and due process. 3.3. At least ten (10) business days prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing and posting the Notice.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 3.4. Plaintiffs’ Counsel shall request that the Court hold the Settlement Hearing at least forty-five (45) calendar days after the deadline to provide the notice described in ¶ 3.2 above to Current CV Sciences Shareholders to approve the Settlement and the Fee and Expense Amount. 3.5. Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Plaintiffs’ Counsel, and any Current CV Sciences Stockholders, derivatively on behalf of CV Sciences, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Parties in any court or tribunal, including, but not limited to, any of the Derivative Actions filed. 3.6. Within ten (10) days of the Execution Date, the parties shall file stipulations in each of the respective Derivative Actions to stay each of the respective Derivative Actions pending this Court’s determination whether to approve the Settlement. Each request shall attach a copy of this Stipulation and Agreement of Settlement. 3.7. Within five (5) business days of the entry of the Final Order & Judgment by the Court, Plaintiffs will submit notices of voluntary dismissal in each of the other Derivative Actions. 4. Releases 4.1. Upon the Effective Date, CV Sciences, Plaintiffs, and each of CV Sciences’ current and former stockholders, on behalf of themselves and their successors and assigns, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Parties. CV Sciences, Plaintiffs, and each of CV Sciences’ current and former stockholders shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Party with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Parties except to (i) enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto, and (ii) seek to obtain the dismissal of the other Derivative Actions. 4.2. Upon the Effective Date, each of the Released Parties shall be deemed to have,

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiffs and their beneficiaries, Plaintiffs’ Counsel, CV Sciences, and all current and former CV Sciences stockholders (solely in their capacity as CV Sciences stockholders) from any and all Defendants’ Released Claims. The Released Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue Plaintiffs or their beneficiaries, Plaintiffs’ Counsel, CV Sciences, or any current or former CV Sciences stockholders (solely in their capacity as CV Sciences stockholders) with respect to any Defendants’ Released Claims, and shall be permanently barred and enjoined from instituting, commencing, or prosecuting Defendants’ Released Claims against Plaintiffs and their beneficiaries, Plaintiffs’ Counsel, CV Sciences, and all current and former CV Sciences stockholders except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto. 4.3. Nothing herein shall in way release, waive, impair, or restrict the rights of any of the Settling Parties to enforce the terms of the Stipulation. 5. Plaintiffs’ Counsels’ Attorneys’ Fee and Expenses 5.1. After negotiating the principal terms of the Settlement, counsel for the Settling Parties, and the insurer, acting by and through their counsel, separately negotiated the attorneys’ fees and expenses that the Individual Defendants would pay or cause to be paid to Plaintiffs’ Counsel based on the substantial benefits conferred upon the Company by the Reforms. 5.2. In consideration of the substantial benefits conferred upon the Company as a direct result of the Settlement and the efforts of Plaintiffs and Plaintiffs’ Counsel in the Derivative Actions, the Individual Defendants shall pay or cause to be paid two hundred seventy-five thousand dollars ($275,000.00) to Plaintiffs’ Counsel for their attorneys’ fees and costs (the “Fee and Expense Amount”), subject to Court approval. 5.3. The Fee and Expense Amount awarded by the Court shall constitute final and complete payments for Plaintiffs’ attorneys’ fees and expenses that have been incurred or will be incurred in the Derivative Actions. The Fee and Expense Amount shall be funded to the Escrow Account, to be overseen by The Weiser Law Firm, P.C., as receiving agent for Plaintiffs’ Counsel,

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 within forty-five (45) calendar days of the entry of the Final Order and Judgment and delivery of adequate wire instructions and taxpayer identification. Plaintiffs' Counsel shall allocate the Fee and Expense Amount amongst themselves, and the Defendants shall have no involvement in or responsibility for the allocation of any attorneys' fees and expenses amongst Plaintiffs' Counsel. In the event the Final Order and Judgment does not become Final, or any part of the Fee and Expense Amount is reversed or modified on appeal, then Plaintiffs’ Counsel shall refund the Fee and Expense Amount as appropriate within fifteen (15) business days from the date of the court order reducing the Fee and Expense Amount. 5.4. The Settling Parties agree that Plaintiffs may apply to the Court for approval of reasonable service awards (“Service Awards”) of $1,000.00 for each Plaintiff, to be paid out of any Fee and Expense Amount approved by the Court in recognition of Plaintiffs’ participation and effort in the prosecution of the Derivative Actions. The failure of the Court to approve any requested service award, in whole or in part, shall have no effect on the Settlement set forth in this Stipulation. Neither CV Sciences nor any of the Individual Defendants shall be liable for any portion of any Service Award under any circumstance. 6. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination 6.1. The Effective Date of the Stipulation shall be conditioned on the occurrence of all the following events: a) the entry of the Final Order and Judgment by the Court; b) the Judgment has become Final; c) the dismissal of the remaining Derivative Actions; and d) the payment of the Fee and Expense Amount in accordance with the terms detailed here. 6.2. If any of the conditions specified in ¶ 6.1 is not met, then the Stipulation shall be canceled and terminated subject to ¶ 6.4, and the Settling Parties shall be restored to their respective positions in the Derivative Actions as of the date immediately preceding the Execution Date of this Stipulation, unless Plaintiffs’ Counsel and Defendants’ Counsel mutually agree in writing to proceed

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 with the Stipulation. 6.3. Each of the Settling Parties shall have the right to terminate the Settlement by providing written notice of their election to do so to all other Settling Parties within twenty (20) calendar days of the date on which: (i) the Court refuses to approve this Stipulation, or the terms contained herein, in any material respect; (ii) the Preliminary Approval Order is not entered in substantially the form attached as Exhibit B hereto; (iii) the Final Order and Judgment is not entered in substantially the form attached as Exhibit E hereto; (iv) the Judgment is reversed or substantially modified on appeal, reconsideration, or otherwise; (v) the dismissals of any of the remaining Derivative Actions does not occur, or (vi) the Effective Date of the Settlement cannot otherwise occur; except that such termination shall not be effective unless and until the terminating Settling Party has, within twenty (20) calendar days of the date on which notice of the termination event has been provided to all other Settling Parties and attempted in good faith to confer with the other Settling Parties to attempt to remedy the issue. Any order or proceeding relating to the Fee and Expense Amount, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to cancel the Stipulation, nor allow for the termination of the Settlement, or affect or delay the finality of the Judgment approving the Settlement. 6.4. In the event that the Stipulation is not approved by the Court, or the Settlement is terminated for any reason, including pursuant to ¶ 6.3 above, the Settling Parties shall be restored to their respective positions as of the date immediately preceding the Execution Date of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any of the Settling Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Derivative Actions or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 1.1-1.31, , 6.2, 8.3, 8.4, 8.5, 8.6, 8.8, 8.10, 8.12, 8.13, 8.14, 8.15, and herein, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Court

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 7. Bankruptcy 7.1. In the event any proceedings by or on behalf of CV Sciences, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of this Stipulation in a timely and expeditious manner. 7.2. In the event of any Bankruptcy Proceedings by or on behalf of CV Sciences, the Settling Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the Bankruptcy Court to carry out the terms and conditions of the Stipulation. 8. Miscellaneous Provisions 8.1. The Settling Parties: (i) acknowledge that it is their intent to consummate this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. 8.2. The Settling Parties agree that the terms of the Settlement were negotiated in good faith and at arm’s-length by the Settling Parties and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with competent legal counsel. The Settling Parties agree that each has complied fully with the applicable requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar rules of professional conduct, including under California and Nevada law. The Settling Parties shall not assert any claims of any violation or take the position that the litigation was brought or defended in bad faith or in violation of Rule 11 of the Federal Rules of Civil Procedure and all other similar rules of professional conduct, including under California and Nevada law. 8.3. Neither the Stipulation (including any exhibits attached hereto) nor the

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way against the Released Parties as a presumption, a concession or an admission of, or evidence of, the validity, or lack thereof, of any of the Released Claims, or of any fault, wrongdoing or liability of any of the Released Parties; or (ii) is or may be deemed to be or may be offered, attempted to be offered or used in any way against the Released Parties as a presumption, a concession or an admission of, or evidence of, any fault, omission, wrongdoing or liability of any of the Released Parties in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. The Settling Parties and Released Parties may file the Stipulation or Order and Final Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good-faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, to the extent applicable. 8.4. The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 8.5. The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all the Settling Parties or their respective successors-in-interest and with Court approval. After prior notice to the Court, but without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any provisions of this Stipulation. 8.6. In the event that any part of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the settlement shall remain intact. 8.7. This Stipulation and the exhibits attached hereto represent the complete and final resolution of all disputes among the Settling Parties with respect to the Derivative Actions, constitute the entire agreement among the Settling Parties, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 8.8. The waiver by one party of any breach of the Settlement by any other party shall not be deemed a waiver of any other prior or subsequent breach of the Settlement. The provisions of the Settlement may not be waived except by a writing signed by the affected party, or counsel for that party. 8.9. The headings in the Stipulation and its exhibits are used for the purpose of convenience only and are not meant to have legal effect. 8.10. The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Parties. The Settling Parties agree that this Stipulation will run to their respective successors-in-interest, and they further agree that any planned, proposed or actual sale, merger or change-in-control of CV Sciences shall not void this Stipulation, and that in the event of a planned, proposed or actual sale, merger, or change- in-control of CV Sciences they will continue to seek final approval of this Stipulation expeditiously, including, but not limited to, the settlement terms reflected in this Stipulation and the Fee and Expense Amount. 8.11. The Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Nevada and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Nevada without giving effect to that State’s choice of law principles. No representations, warranties, or inducements have been made to any party concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 8.12. This Stipulation shall not be construed more strictly against one Settling Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Settling Parties, it being recognized that it is the result of arm’s-length negotiations among the Settling Parties and all Settling Parties have contributed substantially and materially to the preparation of this Stipulation. 8.13. Nothing in this Stipulation, or the negotiations or proceedings relating to the

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Settlement, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, the accountants’ privilege, or work product immunity; further, all information and documents transmitted between Plaintiffs’ Counsel and Defendants’ Counsel in connection with the Settlement shall be kept confidential and shall be inadmissible in any proceeding in any U.S. federal or state court or other tribunal or otherwise, in accordance with Rule 408 of the Federal Rules of Evidence as if such Rule applied in all respects in any such proceeding or forum, or any similar rule existing under California and Nevada law. 8.14. The Settling Parties intend that the Court retain jurisdiction for the purpose of effectuating and enforcing the terms of the Settlement. 8.15. Each counsel or other Person executing the Stipulation or its exhibits on behalf of any of the Settling Parties hereby warrants that such Person has the full authority to do so. The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and their Related Persons. 8.16. The Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via e-mail. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the Court. IN WITNESS WHEREOF, the Settling Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of July 28, 2022.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 The Weiser Law Firm, P.C. /s/ James M. Ficaro James M. Ficaro Four Tower Bridge 200 Barr Harbor Dr., Suite 400 West Conshohocken, PA 19428 John P. Aldrich Aldrich Law Firm, Ltd. 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Counsel for Plaintiff Girard Depoti Robbins LLP /s/ Shane P. Sanders Shane P. Sanders 5040 Shoreham Place San Diego, CA 92122 Phone: (619) 525-3990 Facsimile: (619) 525-3991 SSanders@robbinsllp.com Counsel for John Radcliffe The Brown Law Firm, P.C. /s/ Timothy Brown Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 Counsel for Plaintiff David Francis Johnson Fistel, LLP /s/ Brett M. Middleton Brett M. Middleton 501 West Broadway, Suite 800 San Diego, CA 92101 Telephone: (619) 230-0063 Counsel for Plaintiff Phillip Berry Hynes & Hernandez, LLC /s/ Ligaya Hernandez Ligaya Hernandez 101 Lindenwood Drive, Suite 225 Malvern, Pennsylvania 19355 Melissa A. Fortunato Braga, Eagel & Squire, P.C 101 California Street, Suite 2710 San Francisco, California 94111 Telephone: 415.365.7149 Counsel for Richard Tarangelo Rigrodsky Law, P.A. /s/ Seth D. Rigrodsky Seth D. Rigrodsky Vincent Licata 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 sdr@rl-legal.com (516) 613-2788 Counsel for Plaintiff David Menna

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Procopio, Cory, Hargreaves & Savitch LLP /s/ Jeffery A. Garofalo Jeffery A. Garofalo 10000 W. Charleston Blvd., Suite 140 Las Vegas, NV 89135 Telephone: 702.216.2684 jeffery.garofalo@procopio.com /s/ Eric Plourde Eric Plourde S. Todd Neal Procopio, Cory, Hargreaves & Savitch LLP 525 B Street San Diego, CA 92109 Telephone: 619.238.1900 todd.neal@procopio.com eric.plourde@procopio.com Counsel for Defendants (in this action and the related actions pending in Nevada and California)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 EXHIBIT A SETTLEMENT FRAMEWORK/CORPORATE REFORMS CV Sciences, Inc. (“CV Sciences” or the “Company”) and its management have considered a potential corporate reforms settlement. Defendants propose that to settle all of the pending Derivative Actions, the Company’s Board of Directors (the “Board”) are agreeable to implementing within one hundred eighty (180) days of final settlement approval, and maintain for a minimum period of three (3) years, the reforms detailed below. 1. Annual Risk Assessment The Board shall be responsible for the oversight of risk management policies of the Company. The Company shall agree that under the supervision of the Chief Financial Officer (“CFO”), the Company shall perform a risk assessment pertaining to business and financial reporting risks. The CFO shall report the results of the annual risk assessments to the Board. Also, the Board shall be responsible for monitoring CV Sciences’ compliance with all risk assessment and reporting conducted by CV Sciences’ employees. The Board shall be responsible for identifying material risks relating to CV Sciences’ compliance. To ensure that it is sufficiently informed to effectively fulfill these responsibilities, the Board shall receive and review annual reports from the CFO. The CFO and the Board shall also have free access to management and Company employees for the purpose of identifying material risks relating to CV Sciences’ compliance. 2. Improvements to the Audit Committee CV Sciences shall amend its Bylaws as necessary to require the existence of an Audit Committee. The Company shall amend its Audit Committee Charter as follows: a. The Audit Committee shall be expanded to consist of at least two members who shall meet the within independence requirements; b. The Audit Committee shall solicit input as necessary to review the accuracy of disclosures related to issues within their expertise, including, without limitation: (i) communications with and activities relating to the relevant regulatory authorities, including but not limited to the SEC; (ii) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, stability, or liquidity, (iii)updates to the Company’s specialty pharmaceutical business; or (iv) any other matter required to be disclosed under state and federal securities laws and regulations; c. All Company employees shall be required to cooperate with Audit Committee investigations. Any failure to cooperate shall be grounds for discipline by the Board, including, but not limited to, termination, in the sole discretion of the Board. This applies to all Company employees, including, but not limited to, the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the Chairman of the Board; d. The Audit Committee Charter shall make clear that in its oversight capacity, the Audit Committee has the duty to oversee that the Company implements and maintains internal controls over accounting and financial reporting and reporting systems and to oversee the integrity, accuracy completeness, and timeliness of the Company’s financial statements and related public filings and disclosures;

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 e. The Audit Committee shall receive annually a report listing all trades in CV Sciences securities engaged in by Section 16 officers; f. The Audit Committee shall compile a list of potential independent auditors and conduct the necessary preemptive due diligence to ensure that the Company is not without a registered independent auditor for more than 30 days upon the resignation or termination of its current registered independent auditor; g. The Audit Committee shall be responsible for monitoring compliance with CV Sciences’ Code of Ethics. In the event that a violation of the Code of Ethics is sufficiently material to trigger a disclosure obligation, the Audit Committee shall report the violation to the full Board in writing; h. The Audit Committee shall report to the Compensation Committee on an annual basis regarding the CEO’s and CFO’s contribution to CV Sciences’ culture of ethics and compliance with applicable laws, rules, and regulations; i. The Audit Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at CV Sciences’ expense; j. The Audit Committee shall keep the Board apprised of its activities and shall directly advise the Board in detail of its material findings on a periodic basis; and k. CV Sciences shall post the amended Audit Committee Charter on its website. 3. Improvements to the Chief Compliance Officer (“CCO”) Position The Company’s Code of Ethics acknowledges that the Company has a CCO. The Company shall ensure that the CCO’s responsibilities include the following, to the extent they do not already: a. managing and overseeing the Company’s compliance program, and informing the entire Board regarding progress toward meeting program goals; b. overseeing the Company's communications with the U.S. Patent Trademark Office (“USPTO”); c. quarterly communication to the Audit Committee, evaluating the Company’s compliance program, and where necessary, recommend action; and d. working with the Company’s Audit Committee to evaluate the adequacy of CV Sciences’ internal controls, including meeting with the Audit Committee quarterly to discuss ongoing and potential litigation and compliance issues. 4. Employee Training and Risk Assessment CV Sciences shall institute annual employee training concerning risk assessment and compliance at CV Sciences, as follows: a. CV Sciences’ CCO shall be charged with primary responsibility for education pursuant to this provision;

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 b. annual training shall be mandatory for all directors, officers and employees of CV Sciences; and c. training shall include coverage of risk assessment and compliance, CV Sciences’ Code of Ethics, communications with government regulatory agencies, and insider trading policies and other applicable policies established by CV Sciences to be observed in connection with work performed for CV Sciences

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALDRICH LAW FIRM, LTD. JOHN P. ALDRICH 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Telephone: (702) 853-5490 Facsimile: (702) 227-1975 DISTRICT COURT CLARK COUNTY, NEVADA GIRARD DEPOTI, Derivatively on Behalf of CV SCIENCES, INC., Plaintiff, vs. JOSEPH DOWLING, MICHAEL J. MONA, JR., MICHAEL J. MONA, III, GARY R. SLIGAR, and JAMES A. MCNULTY, Defendants, – and – CV SCIENCES, INC., Nominal Party. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. A-18-782513-C [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE EXHIBIT B

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 WHEREAS, Plaintiffs and Defendants have moved the Court for an order (i) preliminarily approving the proposed Settlement of the above-captioned shareholder derivative action, in accordance with a Stipulation of Settlement dated July 28, 2022 and the Exhibits thereto (the “Stipulation”), and (ii) approving distribution of the Notice of Proposed Settlement; WHEREAS, the Stipulation sets forth the terms and conditions of the Settlement, including, but not limited to: (a) a proposed Settlement and dismissal of the Action with prejudice by entry of judgment by the Court; and (b) an award of attorneys’ fees and expenses to counsel for Plaintiffs, upon the terms and conditions set forth in the Stipulation; WHEREAS, the Settlement appears to be the product of serious, informed, and non-collusive negotiations and falls within the range of reasonableness for possible approval; WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties, if any, at the preliminary approval hearing: NOW THEREFORE, IT IS HEREBY ORDERED: 1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) a proposed Settlement and dismissal of the Action with prejudice by entry of judgment by the Court; and (b) an award of attorneys’ fees and expenses to counsel for Plaintiffs, upon the terms and conditions set forth in the Stipulation. 2. Pursuant to Nevada Rule of Civil Procedure 23.1, a Settlement Hearing shall be held before this Court on _______, 2022, at __:__ _.m. to: (a) determine whether the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate, and in the best interests of CV Sciences and current CV Sciences shareholders; (b) consider an Order and Final Judgment (i) approving the Settlement in its entirety and according to its terms and dismissing the Action with prejudice by entry of the Judgment

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 by the Court; (ii) providing that each of the Settling Parties shall bear his, hers, or its own costs (except as expressly stated otherwise in the Stipulation); (iii) releasing, and enjoining prosecution of any and all Released Claims to be released pursuant to the Stipulation; and (iv) determining whether the agreed-to Fee and Expense Award should be approved; and (c) hear such other matters as the Court may deem necessary and appropriate. 3. The Court approves, as to form and content, the Notice attached as Exhibit C to the Stipulation and the Summary Notice attached as Exhibit D to the Stipulation, and finds that the dissemination of the Notice and Stipulation and the publication of the Summary Notice, substantially in the manner and form set forth in ¶3.2 of the Stipulation, meets the requirements of applicable law and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement. 4. Within fourteen (14) business days following entry of this Order CV Sciences shall publish the Notice via a press release, shall file a Current Report on Form 8-K with the SEC attaching the Notice, and shall post the Notice, together with this Stipulation, on the “Investors” section of its website. 5. Also within fourteen (14) business days following entry of this Order, CV Sciences shall publish the Summary Notice one time in the national editions of Investor’s Business Daily. 6. All costs incurred in providing notice shall be paid by CV Sciences. 7. At least ten (10) calendar days before the Settlement Hearing, CV Sciences’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing and posting the Notice and Summary Notice. 8. All current CV Sciences shareholders shall be bound by all orders, determinations, and judgments concerning the Settlement, whether favorable or unfavorable to current CV Sciences shareholders. 9. Pending final determination of whether the Settlement should be approved, no current CV Sciences shareholder, either directly, representatively, or in any other capacity, shall commence

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 or prosecute against any of the Released Persons, any action or proceeding in any court or tribunal asserting any of the Released Claims. 10. All papers in support of the Settlement shall be filed with the Court and served at least twenty-eight (28) calendar days before the Settlement Hearing and all reply memoranda in support of such motion shall be filed with the Court and served at least seven (7) calendar days before the Settlement Hearing. 11. Any current record holders and beneficial owners of common stock of CV Sciences may appear and show cause, if he, she, or it has any reason why the terms of the Settlement should not be approved as fair, reasonable, and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current CV Sciences shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) calendar days before the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by First-Class Mail) appropriate proof of stock ownership, along with written objections, including the basis therefor, and copies of any papers and briefs in support thereof: Counsel for Plaintiff: John P. Aldrich ALDRICH LAW FIRM, LTD. 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Counsel for Defendants: Jeffery A. Garofalo PROCOPIO, CORY, HARGRAVES & SAVITCH, LLP 10000 W. Charleston Blvd., Suite 140 Las Vegas, Nevada 89135 All such objections must identify the case number and must be filed with the Court at: Clerk of the Court Eighth Judicial District, Clark County 200 Lewis Ave. Las Vegas, Nevada 89011

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Any current CV Sciences shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given. Neither the Stipulation (including any Exhibits attached thereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Settling Parties as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence, or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them, in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant thereto and in furtherance thereof in any action to enforce the Settlement. 12. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current CV Sciences shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current CV Sciences shareholders. IT IS SO ORDERED. DATED: THE HONORABLE TIMOTHY C. WILLIAMS

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALDRICH LAW FIRM, LTD. JOHN P. ALDRICH 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Telephone: (702) 853-5490 Facsimile: (702) 227-1975 DISTRICT COURT CLARK COUNTY, NEVADA GIRARD DEPOTI, Derivatively on Behalf of CV SCIENCES, INC., Plaintiff, vs. JOSEPH DOWLING, MICHAEL J. MONA, JR., MICHAEL J. MONA, III, GARY R. SLIGAR, and JAMES A. MCNULTY, Defendants, – and – CV SCIENCES, INC., Nominal Party. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. A-18-782513-C EXHIBIT C – NOTICE OF PROPOSED SETTLEMENT

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL CURRENT RECORD SHAREHOLDERS AND THE BENEFICIAL OWNERS OF THE COMMON STOCK OF CV SCIENCES, INC. (“CV SCIENCES” OR THE “COMPANY”) AS OF JULY 28, 2022 (THE “RECORD DATE”) (“CURRENT CV SCIENCES SHAREHOLDERS”) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED CONSOLIDATED SHAREHOLDER DERIVATIVE ACTION (THE “ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD CV SCIENCES COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above- referenced shareholder derivative lawsuit as well as related suits. This Notice is provided by Order of the District Court of Clark County, Nevada (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto. I. WHY THE COMPANY HAS ISSUED THIS NOTICE Your rights may be affected by the Settlement of the following actions: • Depoti v. Dowiling, et al, Case No. A-18-782513-C (Nev. Dist. Ct.-Clark Cty.) • Radcliffe v. Dowling, et al., Case No. A-19-794377-B (Nev. Dist. Ct.-Clark Cty.) • Tarangelo v. Mona, Jr., et al., Case No. A-19-789153-B (Nev. Dist. Ct.-Clark Cty.) • Francis v. Mona, Jr., et al., Case No. 2:18-cv-02284-GMN-NJK (D. Nev.) • Berry v. Dowling, et al., Case No. 3:20-CV-01072-AJB-DEB (S.D. Cal.) • Menna v. Dowling, et al., Case No. 37-2021 -00019613-CU-SL-CTL (San Diego Sup. Ct.)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Plaintiffs in these actions (the “Derivative Actions”) Girard Depoti, Richard Tarangelo, John Radcliffe, David Francis, David Menna, and Phillip Berry (on behalf of themselves and derivatively on behalf of CV Sciences) (collectively “Plaintiffs”), individual defendants Joseph Dowling, Michael J. Mona, Jr., Michael J. Mona III, Gary R. Sligar, James A. McNulty, Stephen M. Schmitz, Bart P. Mackay, Larry Raskin, Edward A. Wilson, Beth Altman, Paul Blake, Terri Funk Graham, and Joseph Maroon (“Individual Defendants”) and nominal defendant CV Sciences have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement terms. Together, the Individual Defendants and nominal defendant CV Sciences are referred to as “Defendants.” On ___________, 2022, at _____ __.m., Courtroom ________, 200 Lewis Ave., Las Vegas, Nevada 89011, the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine, pursuant to Nevada Rule of Civil Procedure 23.1: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; (iii) the amount of attorneys’ fees and expenses to be awarded; and (iv) such other matters as may be necessary or proper under the circumstances. II. SUMMARY OF THE ACTION (a) Description of the Derivative Actions and Settlement Plaintiffs, on behalf of CV Sciences, brought the respective Derivative Actions purportedly to remedy, among other things, alleged breaches of fiduciary duty against current and former directors and officers of CV Sciences. According to its public filings, CV Sciences has two business divisions: pharmaceuticals and consumer products. The pharmaceutical division develops “synthetically-formulated cannabidiol-based medicine,” while the consumer products division “delivers botanical-based cannabidiol products that enhance quality of life.” The Company’s chief pharmaceutical product is or was at the relevant times identified as CVSI-007, a chewing gum product that combines cannabidiol and nicotine in treatment of smokeless tobacco use and addiction. The Company described CVSI-007 as its “lead drug candidate” with a

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 market that has been estimated at “greater than $2 billion.” The Derivative Actions allege that on May 16, 2016, certain of the Individual Defendants caused the Company to file a patent application with the US Patent Trademark Office (“USPTO”) for CVSI-007, titled “Pharmaceutical Formulations Containing Cannabidiol and Nicotine For Treating Smokeless Tobacco Addiction.” On February 7, 2017, the Individual Defendants caused the Company to file a continuing patent application under the same title, Patent #15/426,617 (the “Patent Application”). On April 27, 2017, the USPTO issued a non-final rejection on the Company’s Patent Application and mailed CVSI a letter regarding the non-final rejection of the Patent Application on June 6, 2017. All of the Derivative Actions allege that on December 14, 2017, the USPTO issued a “final” rejection on the Company’s Patent Application and mailed CVSI a letter regarding the final rejection of the Patent Application on December 20, 2017. On August 20, 2018, Citron Research published a tweet alleging that the Individual Defendants failed to disclose the December 14, 2017 “final” rejection of the Patent Application. The Derivative Actions allege that upon publication of the tweet, CV Sciences stock “plunged” over 63%, from $9.20 to $3.40. The Derivative Actions were filed between October 2018 and October 2020. (b) The Settlement Negotiations In July 2020, Plaintiffs sent a comprehensive settlement demand to counsel for the Defendants, which Defendants responded thereto; however, the Settling Parties were unable to reach agreement at that time. At the end of 2021, the Settling Parties re-engaged in good faith settlement negotiations, both in writing and telephonically, which included exchanging various drafts of proposed corporate governance reforms, until they reached an agreement in principle to settle the Derivative Actions. III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The principal terms, conditions, and other matters that are part of the Settlement, which are subject to approval by the Court, are summarized below. This summary should be read in conjunction

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court. In connection with the Settlement of the Action, within one hundred eighty (180) days after final approval of the Settlement, CV Sciences will adopt such resolutions and amend appropriate committee charters to the extent applicable to ensure adherence to the Corporate Governance Reforms set forth below (“Reforms”). The Reforms will be maintained for a minimum of three (3) years from the Effective Date of the Stipulation. 5. Annual Risk Assessment The Board shall be responsible for the oversight of risk management policies of the Company. The Company shall agree that under the supervision of the Chief Financial Officer (“CFO”), the Company shall perform a risk assessment pertaining to business and financial reporting risks. The CFO shall report the results of the annual risk assessments to the Board. Also, the Board shall be responsible for monitoring CV Sciences’ compliance with all risk assessment and reporting conducted by CV Sciences’ employees. The Board shall be responsible for identifying material risks relating to CV Sciences’ compliance. To ensure that it is sufficiently informed to effectively fulfill these responsibilities, the Board shall receive and review annual reports from the CFO. The CFO and the Board shall also have free access to management and Company employees for the purpose of identifying material risks relating to CV Sciences’ compliance. 6. Improvements to the Audit Committee CV Sciences shall amend its Bylaws as necessary to require the existence of an Audit Committee. The Company shall amend its Audit Committee Charter as follows: l. The Audit Committee shall be expanded to consist of at least two members who shall meet the within independence requirements; m. The Audit Committee shall solicit input as necessary to review the accuracy of disclosures related to issues within their expertise, including, without limitation: (i) communications with and activities relating to the relevant regulatory authorities, including but not limited to the

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 SEC; (ii) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, stability, or liquidity, (iii)updates to the Company’s specialty pharmaceutical business; or (iv) any other matter required to be disclosed under state and federal securities laws and regulations; n. All Company employees shall be required to cooperate with Audit Committee investigations. Any failure to cooperate shall be grounds for discipline by the Board, including, but not limited to, termination, in the sole discretion of the Board. This applies to all Company employees, including, but not limited to, the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the Chairman of the Board; o. The Audit Committee Charter shall make clear that in its oversight capacity, the Audit Committee has the duty to oversee that the Company implements and maintains internal controls over accounting and financial reporting and reporting systems and to oversee the integrity, accuracy completeness, and timeliness of the Company’s financial statements and related public filings and disclosures; p. The Audit Committee shall receive annually a report listing all trades in CV Sciences securities engaged in by Section 16 officers; q. The Audit Committee shall compile a list of potential independent auditors and conduct the necessary preemptive due diligence to ensure that the Company is not without a registered independent auditor for more than 30 days upon the resignation or termination of its current registered independent auditor; r. The Audit Committee shall be responsible for monitoring compliance with CV Sciences’ Code of Ethics. In the event that a violation of the Code of Ethics is sufficiently material to trigger a disclosure obligation, the Audit Committee shall report the violation to the full Board in writing; s. The Audit Committee shall report to the Compensation Committee on an annual basis regarding the CEO’s and CFO’s contribution to CV Sciences’ culture of ethics and compliance with applicable laws, rules, and regulations;

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 t. The Audit Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at CV Sciences’ expense; u. The Audit Committee shall keep the Board apprised of its activities and shall directly advise the Board in detail of its material findings on a periodic basis; and v. CV Sciences shall post the amended Audit Committee Charter on its website. 7. Improvements to the Chief Compliance Officer (“CCO”) Position The Company’s Code of Ethics acknowledges that the Company has a CCO. The Company shall ensure that the CCO’s responsibilities include the following, to the extent they do not already: e. managing and overseeing the Company’s compliance program, and informing the entire Board regarding progress toward meeting program goals; f. overseeing the Company's communications with the U.S. Patent Trademark Office (“USPTO”); g. quarterly communication to the Audit Committee, evaluating the Company’s compliance program, and where necessary, recommend action; and h. working with the Company’s Audit Committee to evaluate the adequacy of CV Sciences’ internal controls, including meeting with the Audit Committee quarterly to discuss ongoing and potential litigation and compliance issues. 8. Employee Training and Risk Assessment CV Sciences shall institute annual employee training concerning risk assessment and compliance at CV Sciences, as follows: c. CV Sciences’ CCO shall be charged with primary responsibility for education pursuant to this provision; d. annual training shall be mandatory for all directors, officers and employees of CV Sciences; and e. training shall include coverage of risk assessment and compliance, CV Sciences’ Code of Ethics, communications with government regulatory agencies, and insider trading policies and

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 other applicable policies established by CV Sciences to be observed in connection with work performed for CV Sciences. The Stipulation provides for the entry of the Judgment dismissing the Derivative Actions against the Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs in the Derivative Actions on behalf of CV Sciences or by CV Sciences, or any of its shareholders, against CV Sciences and the Defendants relating to any of the claims or matters that were or could have been alleged or asserted in the pleadings or papers filed in the Derivative Actions. The Stipulation further provides that the entry of the Judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants and CV Sciences against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Derivative Actions or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions. IV. PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES After negotiating the principal terms of the Settlement, counsel for the Settling Parties, and the insurer, acting by and through their counsel, separately negotiated the attorneys’ fees and expenses that the Individual Defendants would pay or cause to be paid to Plaintiffs’ Counsel based on the substantial benefits conferred upon the Company by the Reforms. In consideration of the substantial benefits conferred upon the Company as a direct result of the Settlement and the efforts of Plaintiffs and Plaintiffs’ Counsel in the Derivative Matters, the Individual Defendants shall pay or cause to be paid two hundred seventy-five thousand dollars ($275,000.00) to Plaintiffs’ Counsel for their attorneys’ fees and costs (the “Fee and Expense Award”), subject to Court approval. Additionally, Plaintiffs may apply to the Court for service awards not to exceed $1,000 per Plaintiff (“Service Awards”), to be paid out of such Fee and Expense Amount awarded by the Court.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 V. REASONS FOR THE SETTLEMENT Counsel for the Parties believe that the Settlement is in the best interests of CV Sciences and its shareholders. A. Why Did Plaintiffs Agree to Settle? Plaintiffs believe that the claims asserted in the Derivative Actions have merit. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of Plaintiffs’ own allegations, and in light of the benefits of the Settlement, as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiffs have concluded that it is desirable that the Derivative Actions be fully and finally settled and satisfied in the manner, and upon the terms and conditions, set forth in this Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Actions against the Defendants through trials and possible appeals. Plaintiffs’ Counsel has also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable and adequate; confers substantial benefits upon CV Sciences and its stockholders; and would serve the best interests of CV Sciences and its stockholders. B. Why Did the Defendants Agree to Settle? The Defendants dispute the allegations in the Derivative Actions. Defendants state that minute- by-minute data indicates that nearly the entirety of the decrease in the Company’s stock on August 20, 2018 occurred prior to Citron Research’s tweet. Defendants also state that Citron Research’s tweet consisted exclusively of publicly available information from a screenshot of the USPTO’s website, which Citron Research embellished and restated in a misleading fashion for the ostensible goal of purposefully decreasing the Company’s share price as part of a short-selling scheme. Citron Research has since been investigated by the Federal Bureau of Investigation (FBI) for its short-selling practices. In February 2022, the FBI raided the home of Citron Research’s founder and seized computers and

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 other information as part of its investigation. Defendants also assert that it is well-understood among patent practitioners and the USPTO that a “final rejection” or other “office action” does not mean a patent application is no longer “pending” or viable, as many such applications result in issued patents. The patent application process does not end with an initial or even final rejection. Interviews and amendments after such actions play an extremely significant role in generating patents. The Defendants enter into the Stipulation and Settlement without in any way acknowledging any fault, liability, or wrongdoing of any kind. The Defendants have denied and continue to deny vigorously each and all of the claims and contentions alleged in the Derivative Actions and assert that all claims and contentions alleged in the Derivative Actions are completely without merit. The Individual Defendants assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of the Company and its stockholders. Further, the Individual Defendants assert that all of the statements alleged in the Derivative Actions were true and non-actionable, particularly in light of Defendants’ success in obtaining approval by the USPTO of the Patent Application. Finally, Defendants assert that various of the Derivative Actions would have been stayed or consolidated (like the Berry Action was stayed) as there was no reason for the filing of multiple duplicative derivative actions, and that any judgment in its favor would have constituted res judicata in the other Derivative Actions. The Individual Defendants are entering into the Stipulation solely because the Settlement would eliminate the burden, expense, and uncertainties inherent in further litigation. The Individual Defendants believe that the settlement of the Derivative Actions on the terms provided for in this Stipulation is fair, reasonable, and adequate based upon the terms and procedures outlined therein. CV Sciences acknowledges that the plaintiffs’ pursuit of the Derivative Actions, and subsequent resolution efforts were, in the aggregate, a contributing cause in the Company’s implementation of the Reforms A and that the settlement confers substantial benefits on the Company and its stockholders.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 VI. SETTLEMENT HEARING On ___________, 2022, at _____ _.m., the Court will hold the Settlement Hearing in Courtroom ___, 200 Lewis Ave., Las Vegas, Nevada 89011. At the Settlement Hearing, the Court will consider, pursuant to Nevada Rule of Civil Procedure 23.1, whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, the amount of an appropriate Fee and Expense Amount, and whether the Action should be dismissed with prejudice by entry of the Judgment pursuant to the Stipulation. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any current CV Sciences shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CV Sciences SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Your name, legal address, and telephone number; 2. The number of shares of CV Sciences stock you currently hold, together with third- party documentary evidence, such as the most recent account statement, showing such share ownership; and Proof of being a current CV Sciences shareholder as of July 28, 2022; and 3. A detailed statement of your objections to any matter before the Court and all grounds therefore, including any supporting documents to be considered by the Court.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 B. You Must Timely File Written Objections with the Court and Deliver to Counsel for Plaintiffs and the Defendants YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN _____________, 2022. The Court Clerk’s address is: CLERK OF COURT Regional Justice Center 200 Lewis Ave Las Vegas, Nevada 89011 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS AND THE DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN _____________, 2022. Counsel’s addresses are: Counsel for Plaintiff: John P. Aldrich ALDRICH LAW FIRM, LTD. 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Counsel for Defendants: Jeffery A. Garofalo PROCOPIO, CORY, HARGRAVES & SAVITCH, LLP 10000 W. Charleston Blvd., Suite 140 Las Vegas, Nevada 89135 Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Parties. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding. IX. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. DATED: ______________, 2022 BY ORDER OF THE DISTRICT COURT OF CLARK COUNTY, NEVADA

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALDRICH LAW FIRM, LTD. JOHN P. ALDRICH 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Telephone: (702) 853-5490 Facsimile: (702) 227-1975 DISTRICT COURT CLARK COUNTY, NEVADA GIRARD DEPOTI, Derivatively on Behalf of CV SCIENCES, INC., Plaintiff, vs. JOSEPH DOWLING, MICHAEL J. MONA, JR., MICHAEL J. MONA, III, GARY R. SLIGAR, and JAMES A. MCNULTY, Defendants, – and – CV SCIENCES, INC., Nominal Party. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. A-18-782513-C EXHIBIT D – SUMMARY NOTICE

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF CV SCIENCES INC. (“CV SCIENCES” OR THE “COMPANY”) AS OF JULY 28, 2022 (“CURRENT CV SCIENCES STOCKHOLDERS”) YOU ARE HEREBY NOTIFIED, pursuant to the ___________, 2022 Order Preliminarily Approving Settlement and Providing for Notice entered in the above-captioned shareholder derivative action, that a Stipulation of Settlement dated July 28, 2022 (the “Stipulation” or “Settlement”)3 has been entered to resolve all shareholder derivative claims pending on behalf of nominal defendant CV Sciences pending in six derivative actions in state and federal court in California and Nevada (the “Derivative Actions”). The Derivative Actions alleges claims on behalf of CV Sciences against Defendants for, among other things, alleged breaches of fiduciary duties, in connection with the patent application for the Company’s chief product, CVSI-007, a chewing gum product that combines cannabidiol and nicotine in treatment of smokeless tobacco use. More specifically, the Derivative Actions allege that the Individual Defendants allowed CV Sciences to make alleged misstatements regarding the potential for the patent’s approval. In connection with, and conditioned upon, the Settlement, CV Sciences has agreed to implement and/or maintain Corporate Governance Reforms, as defined and set forth in the Stipulation. The Reforms are designed to enhance and improve CV Sciences’ internal controls and systems, as well as the effectiveness and responsiveness of the CV Sciences Board of Directors. The Defendants dispute the allegations in the Derivative Actions and enter into the Stipulation and Settlement without in any way acknowledging any fault, liability, or wrongdoing of any kind. On ___________, 2022, at _____ __.m., Courtroom ________, 200 Lewis Ave., Las Vegas, Nevada 89011, the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine, pursuant to Nevada Rule of Civil Procedure 23.1: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) 3 Except as otherwise defined herein, all capitalized terms shall have the same meanings as set forth in the Stipulation.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 whether a final judgment should be entered; (iii) approve an amount of $275,000 attorneys’ fees and expenses; and (iv) such other matters as may be necessary or proper under the circumstances. PLEASE READ THIS SUMMARY NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A CURRENT RH SHAREHOLDER, YOUR RIGHTS MAY BE AFFECTED BY THE SETTLEMENT OF THE ACTION. This is a summary notice only. For additional information about the claims asserted in the Action and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Action, the Stipulation (filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission and available at www.sec.gov), and the full-length Notice of Proposed Settlement (the “Notice”). The “Investor Relations” section of CV Sciences’ website (http://______com) provides hyperlinks to the Notice and to the Stipulation. PLEASE DO NOT CONTACT THE COURT REGARDING THIS SUMMARY NOTICE. If you have any questions about matters in this Summary Notice you may contact John P. Aldrich of the Aldrich Law Firm, at the offices of Liaison Counsel for Plaintiffs: 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146. You may contact Mr. Aldrich in writing, or by telephone at (702) 853-5490. If you are a current CV Sciences shareholder, you will be bound by the Order and Final Judgment of the Court granting final approval of the Settlement, and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection. Any objections to the Settlement must be filed on or before ______________, 2022, in accordance with the procedures set forth in the Notice. DATED: ______________, 2022 BY ORDER OF THE DISTRICT COURT OF CLARK COUNTY, NEVADA

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALDRICH LAW FIRM, LTD. JOHN P. ALDRICH 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Telephone: (702) 853-5490 Facsimile: (702) 227-1975 DISTRICT COURT CLARK COUNTY, NEVADA GIRARD DEPOTI, Derivatively on Behalf of CV SCIENCES, INC., Plaintiff, vs. JOSEPH DOWLING, MICHAEL J. MONA, JR., MICHAEL J. MONA, III, GARY R. SLIGAR, and JAMES A. MCNULTY, Defendants, – and – CV SCIENCES, INC., Nominal Party. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. A-18-782513-C EXHIBIT E – [PROPOSED] ORDER AND FINAL JUDGMENT

- 1 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This matter came before the Court for hearing pursuant to the Order of this Court, dated ____________, 2022 (“Order”), on the motion of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated July 28, 2022. The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Judgment. IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: 13. This Order and Final Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings as set forth in the Stipulation, unless otherwise set forth herein. 14. This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties. 15. Based on evidence submitted, the Court finds that notice was published and disseminated in accordance with this Court’s Preliminary Approval Order. This Court further finds that the forms and contents of the Notice and Summary Notice, as previously preliminary approved by the Court, complied with the requirements of Nevada Rule of Civil Procedure 23.1, satisfied the requirements of due process of the United States Constitution, and constituted due and sufficient notice of the matters set forth therein. 16. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable, and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so. 17. Pursuant to entry of this Judgment, the Action and all claims contained therein against Defendants, as well as all of the Released Claims against each of the Defendants and their Related Persons, are hereby dismissed with prejudice. As among the Plaintiffs and Defendants, the parties are to bear their own costs, except as otherwise provided in the Stipulation.

- 2 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 18. Upon the Effective Date, CV Sciences, Plaintiffs (acting on their own behalf and derivatively on behalf of CV Sciences), and each of CV Sciences’ shareholders (solely in their capacity as CV Sciences shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Action against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment. 19. Upon the Effective Date, CV Sciences, Plaintiffs (acting on their own behalf and derivatively on behalf of CV Sciences), and each of CV Sciences’ shareholders (solely in their capacity as CV Sciences shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding arising out of, related to, or in connection with the settlement or resolution of the Action, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment. 20. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, CV Sciences, and all of the CV Sciences shareholders (solely in their capacity as CV Sciences shareholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment. 21. Nothing in this Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants and/or CV Sciences against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives, including, but not limited to, any

- 3 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 rights or claims by the Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Nothing in this Stipulation constitutes or reflects a waiver or release of any rights or claims of the Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Action or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws or operating agreement, or under applicable law. 22. The Court hereby approves the Fee and Expense Amount and Service Awards and finds that such awards are fair and reasonable. 23. Neither the Stipulation (including any Exhibits attached thereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. 24. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation. 25. This Final Order and Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Nevada Rule of Civil Procedure 58 and all other similar laws.

- 4 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IT IS SO ORDERED. DATED: THE HONORABLE TIMOTHY C. WILLIAMS _________________________